POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Francoise Colloc'h
                                        ----------------------------------
                                             Francoise Colloc'h



Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Norman C. Francis
                                        ----------------------------------
                                             Norman C. Francis




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Michael Hegarty
                                        ----------------------------------
                                             Michael Hegarty




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Edward Miller
                                        ----------------------------------
                                             Edward Miller




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Denis Duverne
                                        ----------------------------------
                                             Denis Duverne




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Donald J. Greene
                                        ----------------------------------
                                             Donald J. Greene




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  George T. Lowy
                                        ----------------------------------
                                             George T. Lowy




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Peter J. Tobin
                                        ----------------------------------
                                             Peter J. Tobin




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Joseph L. Dionne
                                        ----------------------------------
                                             Joseph L. Dionne




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  John T. Hartley
                                        ----------------------------------
                                             John T. Hartley




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  John H.F. Haskell, Jr.
                                        ----------------------------------
                                             John H.F. Haskell, Jr.




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of April, 2000.


                                        /s/  Dave H. Williams
                                        ----------------------------------
                                             Dave H. Williams




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Mary B. (Nina) Henderson
                                        ----------------------------------
                                             Mary B. (Nina) Henderson




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2000.


                                        /s/  George J. Sella, Jr.
                                        ----------------------------------
                                             George J. Sella, Jr.




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  W. Edwin Jarmain
                                        ----------------------------------
                                             W. Edwin Jarmain




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of April, 2000.


                                        /s/  Alvin H. Fenichel
                                        ----------------------------------
                                             Alvin H. Fenichel




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of April, 2000.


                                        /s/  Jean-Rene Fourtou
                                        ----------------------------------
                                             Jean-Rene Fourtou




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2000.


                                        /s/  Stanley B. Tulin
                                        ----------------------------------
                                             Stanley B. Tulin




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2000.


                                        /s/  Henri de Castries
                                        ----------------------------------
                                             Henri de Castries




Rev. 2/2000
122055

                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints R. Lee Wilson, Anne M. Katcher, Stuart L. Faust, Nik Malvania, Pauline Sherman, Naomi J. Weinstein, Mary A. Hyland, Maureen K. Wolfson, Mildred Oliver, Robin Wagner and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of April, 2000.


                                        /s/  Didier Pineau Valencienne
                                        ----------------------------------
                                             Didier Pineau Valencienne



Rev. 2/2000
122055